Aquestive Therapeutics Announces Expert Allergy Scientific Advisory Board WARREN, N.J., September 12, 2022 -- Aquestive Therapeutics, Inc. (NASDAQ: AQST), a pharmaceutical company advancing medicines to solve patients' problems with current standards of care and provide transformative products to improve their lives, announced today the establishment of a Scientific Advisory Board comprised of eight allergy experts. “We are very pleased to welcome these leading experts to our Scientific Advisory Board,” said Dan Barber, Chief Executive Officer of Aquestive. “The accomplished individuals on our board have made significant contributions and breakthroughs in the Allergy and Immunology space, and together will bring a deep wealth of knowledge and expertise to Aquestive as we advance our AQST-109 platform and aim to make significant contributions to patients. With our planned pivotal and pediatric studies, and continued interactions with the FDA, there is no better time than now to compose an elite Scientific Advisory Board that can provide their expert insights and guidance to our program.” The Scientific Advisory Board includes eight allergy experts as follows: David Bernstein, MD, is Professor Emeritus of Medicine in the Division of Immunology and Allergy at the University of Cincinnati College of Medicine where he is co-director of the Allergy Fellowship training program. He is a former Principal Investigator of a training grant for 3 funding cycles through the National Institute of Allergy and Infectious Diseases (NIAID). Dr. Bernstein has authored or co-authored over 270 original publications. He has been engaged in the practice of Allergy and Clinical Immunology for the past 40 years. Major research interests of Dr. Bernstein include new therapies for asthma and allergic disorders, environmental causes of asthma, allergen immunotherapy and occupational asthma. Dr. Bernstein has received the Distinguished Clinician Award from the American Academy of Allergy Asthma and Immunology and this year he received the Distinguished Alumni Award from the University of Cincinnati College of Medicine. Carlos Camargo, MD, is a Professor of Emergency Medicine, Medicine, and Epidemiology at Harvard University, and the Conn Chair in Emergency Medicine at Massachusetts General Hospital. He has over 1,200 publications, with an H-index of 149. He founded and leads the Emergency Medicine Network (EMNet), an international research collaboration with ~250 hospitals. EMNet focuses on respiratory/allergy emergencies, health services research in emergency care, and social determinants of health. Dr. Camargo also works on the role of nutrition in respiratory/allergy disorders, both in large cohort studies and in randomized controlled trials. He is past president of the American College of Epidemiology, and has worked on several U.S. guidelines, including those on diet, asthma, and food allergy. David Fleischer, MD, is currently the Section Head of Allergy & Immunology at Children’s Hospital Colorado (CHCO) and a Professor of Pediatrics at CHCO and the University of Colorado Denver School of Medicine. He is the Director of the Allergy and Immunology Center at CHCO. Dr. Fleischer’s primary clinical interest is food allergy. His research has focused on the natural history of food allergy and novel treatments for food allergy, including oral, sublingual, and epicutaneous immunotherapies. Dr. Fleischer has authored many original, peer-reviewed articles, review articles, and book chapters on food allergy. David Golden, MD, did his medical training at McGill University, and his fellowship in Allergy-Clinical Immunology at Johns Hopkins University. He is now an Associate Professor of Medicine (part-time) at Johns Hopkins, where he directed a program of research studies on insect sting allergy and anaphylaxis for 30 years. He has published numerous research articles, chapters and review articles. Dr. Golden is a co- chair of the Joint Task Force on Practice Parameters for allergy, and on the editorial boards of several major allergy journals. He established a private group practice in Baltimore that has been recognized for academic quality and superior patient care. He is also Division chief for Allergy-Immunology at Sinai Hospital of

Baltimore, and Franklin Square Hospital in Baltimore, where he developed an Allergy-Immunology curriculum and teaching program for the medical residents. Matthew Greenhawt, MD, is a Professor in the Department of Pediatrics Section of Allergy and Immunology at Children’s Hospital Colorado and the University of Colorado School of Medicine, and is the Director for the Children’s Hospital Colorado Food Challenge and Research Unit in Aurora, C.O. Dr Greenhawt earned his medical degree from Tufts University School of Medicine in Boston, M.A. He then completed his residency in pediatrics at Morgan Stanley Children’s Hospital of New York-Presbyterian, Columbia Presbyterian Medical Center in New York, N.Y. and his fellowship in allergy/immunology at the University of Michigan in Ann Arbor, MI. He also holds an MBA from Tufts University and a MS degree in health and healthcare policy from the University of Michigan, Rackham School of Graduate Studies. Dr Greenhawt is board certified in pediatrics and allergy/immunology. Ruchi Gupta, MD, MPH, is a Professor of Pediatrics and Medicine at Northwestern University Feinberg School of Medicine and a Clinical Attending at Ann & Robert H. Lurie Children’s Hospital of Chicago. Dr. Gupta has 17 years of experience as a board-certified pediatrician and health researcher and currently serves as the founding director of the Center for Food Allergy & Asthma Research (CFAAR). She is world- renowned for her groundbreaking research in the areas of food allergy and asthma epidemiology, most notably for her research on the prevalence of pediatric and adult food allergy in the United States. She has also significantly contributed to academic research in the areas of food allergy prevention, socioeconomic disparities in care, and the daily management of these conditions. Jay Lieberman, MD, is currently an Associate Professor at the University of Tennessee Health Science Center and a practicing physician at LeBonheur Children’s Hospital. There he serves as the acting allergy fellowship training program director and as the principal investigator for numerous clinical trials in the field of allergy focusing on food allergy. He is the current chair of the food allergy committee for the American College of Allergy, Asthma, and Immunology, is co-chair of the Joint Task Force for Practice Parameters, and serves on the executive board for the American Board of Allergy and immunology. John Oppenheimer, MD, is the Director of Clinical Research at Pulmonary and Allergy Associates as well as Clinical Professor of Medicine at UMDNJ-Rutgers. He is board certified in Internal Medicine and Allergy and Immunology. Dr. Oppenheimer has participated in over 100 clinical studies with over 250 publications. He serves as the executive editor of the Annals of Allergy Asthma and Immunology, co-section editor of Current Reports of Allergy and Immunology, Current Opinion of Allergy and Immunology and serves as a reviewer for several journals including the Journal of Allergy and Clinical Immunology and JAMA. He is presently the liaison to the American Board of Internal Medicine for the ABAI and a member of the ABIM council. He has focused his career on guideline development and has been actively involved in measurement development in the field of allergy and immunology. About Anaphylaxis Anaphylaxis is a serious systemic hypersensitivity reaction with rapid onset and potentially fatal. As many as 49 million people in the United States are at chronic risk for anaphylaxis. Lifetime prevalence is at least 5%, or more than 16 million people in the United States. Direct costs of anaphylaxis have been estimated at $1.2 billion per year, with direct expenditures of $294 million for epinephrine, and indirect costs of $609 million. The frequency of hospital admissions for anaphylaxis has increased 500-700% in the last 10-15 years. 52% of patients, who previously experienced anaphylaxis, had never received an epinephrine autoinjector prescription, and 60% did not have an autoinjector currently available. The most common causes of anaphylaxis are foods (such as peanuts), venom from insect stings, and medications. Epinephrine injection is the current standard of treatment intended to reverse the severe manifestation of anaphylaxis, which may include skin rash, throat swelling, respiratory problems, gastrointestinal distress, and loss of consciousness.

About AQST-109 AQST-109 is a polymer matrix-based epinephrine prodrug administered as a sublingual film that is applied under the tongue for the rapid delivery of epinephrine. The product is similar in size to a postage stamp, weighs less than an ounce, and begins to dissolve on contact. No water or swallowing is required for administration. The packaging for AQST-109 is thinner and smaller than an average credit card, can be carried in a pocket, and is designed to withstand weather excursions such as exposure to rain and/or sunlight. About Aquestive Aquestive Therapeutics, Inc. (NASDAQ: AQST) is a pharmaceutical company advancing medicines to solve patients’ problems with current standards of care and provide transformative products to improve their lives. We are developing orally administered products to deliver complex molecules, providing novel alternatives to invasive and inconvenient standard of care therapies. Aquestive has five commercialized products on the U.S. market, four licensed products and one stand-alone proprietary product to date, Sympazan® (clobazam) oral film for the treatment of seizures associated with Lennox-Gastaut syndrome. Our licensees market their products in the U.S. and around the world. The Company also collaborates with pharmaceutical companies to bring new molecules to market using proprietary, best-in-class technologies, like PharmFilm®, and has proven drug development and commercialization capabilities. Aquestive is advancing a late-stage proprietary product pipeline focused on treating diseases of the central nervous system, or CNS, and an earlier stage pipeline for the treatment of severe allergic reactions, including anaphylaxis. For more information, visit Aquestive.com and follow us on LinkedIn. Forward-Looking Statement Certain statements in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of AQST-109 through the regulatory and development pipeline and clinical and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of the COVID- 19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials for AQST-109 and our other product candidates; risk of delays in FDA approval of Libervant™ (diazepam) Buccal Film, AQST-109, and our other drug candidates or failure to receive FDA approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S., and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk in obtaining market access for other reasons; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company’s products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings and associated costs, including patent infringement, investigative and antitrust litigation matters; changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm®, Sympazan® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. Investor Inquiries: ICR Westwicke Stephanie Carrington stephanie.carrington@westwicke.com 646-277-1282